Exhibit 99.1
AutoNation Reports 2008 Third Quarter Results of Operations
•	Third quarter net loss from continuing operations of $1.40 billion, including $1.46 billion after-tax, non-cash goodwill and franchise impairment charges recorded under SFAS No. 142

•	$0.25 per share net income from continuing operations in the third quarter, excluding goodwill and franchise impairment charges and other items

•	The Company remains in compliance with all financial covenants in its debt agreements
FORT LAUDERDALE, Fla. (November 6, 2008) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported a 2008 third quarter net loss from continuing operations of $1.40 billion or $7.95 per share. In the quarter, the Company recorded non-cash charges for goodwill and franchise impairments of $1.46 billion after-tax. After adjusting for the impairment charges and certain other items disclosed in the attached financial tables, net income from continuing operations for the 2008 third quarter was $44 million or $0.25 per share, compared to $73 million or $0.37 per share in the prior year.
Third quarter 2008 revenue totaled $3.5 billion, compared to $4.5 billion in the year-ago period, driven primarily by lower new vehicle sales. In the third quarter, total U.S. industry new vehicle retail sales declined 31%, based on CNW Research data. In comparison, in the third quarter AutoNation’s new vehicle unit sales declined 24%.
Commenting on the third quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “The third quarter was negatively impacted by the credit crisis that escalated in September into a full blown credit panic. This created a credit freeze that broke consumer confidence and, along with a continued housing depression, accelerated the decline in the U.S. economy and auto retail market. As a result of the adverse market conditions and a decline in our stock price, we were required under accounting rules to record non-cash goodwill and franchise impairment charges in the third quarter. Notwithstanding the impairment charges, the Company remains in compliance with all of the financial covenants in its credit facilities and the indenture for its senior notes. Furthermore, despite these headwinds, AutoNation continues to generate solid cash flow as demonstrated by the $104 million reduction in non-vehicle debt during the quarter, and excluding the non-cash charges, AutoNation was solidly profitable in the third quarter. Year to date, debt reduction totals $589 million, $362 million of non-vehicle debt and $227 million of vehicle floor plan debt.”

Looking forward, Jackson also stated, “We expect the rest of 2008 will continue to be challenging and foresee U.S. industry new vehicle sales for 2008 in the low 13-million unit level, an 18-year low. While at this time it is hard to predict new vehicle sales for 2009, the most conservative industry forecast is in the range of 12 million new vehicle units. Even at a 12 million new vehicle level, we are confident that AutoNation will remain profitable and in compliance with debt covenants.”
During the third quarter of 2008, in response to changes in the automotive retail market, including the disproportionate decline in revenue and earnings from the Company’s domestic franchises relative to its import and premium luxury franchises, AutoNation made changes to its management approach that divided its business into three operating segments.
AutoNation has added supplemental reporting which provides additional detail on the three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler, the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan, and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus.
Segment Results for the Quarter
•	Domestic —Domestic segment income (1) was $23 million compared to year-ago segment income of $54 million. Third quarter Domestic retail new vehicle unit sales declined 36%. In comparison, U.S. industry Domestic retail new vehicle unit sales declined 33% according to CNW Research.
(1) Segment income is defined as operating income less floor plan interest expense

•	Import —Import segment income was $53 million compared to year-ago segment income of $69 million. Third quarter Import retail new vehicle unit sales declined 18%. In comparison, U.S. industry Import new vehicle retail unit sales declined 26% according to CNW Research.

•	Premium Luxury —Premium Luxury segment income was $43 million compared to year-ago segment income of $56 million. Third quarter Premium Luxury retail new vehicle unit sales declined 14%. In comparison, U.S. industry Premium Luxury retail new vehicle unit sales declined 24% according to CNW Research.
For the nine-month period ended September 30, 2008, the Company reported net loss from continuing operations of $1.30 billion or $7.27 per share, compared to net income from continuing operations of $238 million or $1.16 per share in the prior year. After adjusting for the impairment charges and certain other items as disclosed in the attached financial tables, net income from continuing operations for the nine-month period ended September 30, 2008 was $159 million or $0.89 per share, compared to $226 million or $1.10 per share in the prior year. The Company’s revenue for the nine-month period ended September 30, 2008 totaled $11.4 billion, down 14% compared to $13.2 billion in the prior year.
The third quarter conference call may be accessed at 11:00 a.m. Eastern Time today by phone at 888-769-8515 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 12:00 (noon) p.m. Eastern Time November 6, 2008 through November 13, 2008 by calling 888-567-0381.
About AutoNation, Inc.
     AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last seven years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 311 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 80,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.

FORWARD-LOOKING STATEMENTS
     Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements.
NON-GAAP FINANCIAL MEASURES
     The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenue:
New vehicle	$1,974.6	$2,634.4	$6,335.4	$7,615.0
Used vehicle	822.0	1,068.3	2,728.0	3,197.2
Parts and service	612.1	642.7	1,895.6	1,919.0
Finance and insurance, net	119.3	150.9	398.8	445.2
Other	15.4	17.0	49.8	51.0

Total revenue	3,543.4	4,513.3	11,407.6	13,227.4

Cost of sales:
New vehicle	1,844.5	2,448.3	5,916.5	7,075.1
Used vehicle	754.0	981.3	2,496.9	2,916.7
Parts and service	346.3	361.6	1,071.4	1,079.1
Other	6.7	8.0	22.1	21.2

Total cost of sales	2,951.5	3,799.2	9,506.9	11,092.1

Gross profit	591.9	714.1	1,900.7	2,135.3

Selling, general and administrative expenses	452.7	506.7	1,432.0	1,516.6
Depreciation and amortization	22.7	22.0	68.4	64.0
Goodwill impairment (1)	1,610.0	—	1,610.0	—
Franchise rights impairment	141.4	—	146.5	1.0
Other expenses, net	2.8	0.1	3.2	0.6

Operating income (loss)	(1,637.7)	185.3	(1,359.4)	553.1

Floorplan interest expense	(19.8)	(32.9)	(66.2)	(96.4)
Other interest expense	(20.9)	(29.6)	(69.3)	(82.4)
Gain on senior note repurchases	12.1	—	12.1	—
Interest income	0.7	0.8	1.5	2.6
Other gains (losses), net	(2.3)	(0.9)	(2.9)	0.1

Income (loss) from continuing operations before income taxes	(1,667.9)	122.7	(1,484.2)	377.0

Income tax provision (benefit)	(263.0)	46.1	(188.1)	139.1

Net income (loss) from continuing operations	(1,404.9)	76.6	(1,296.1)	237.9

Loss from discontinued operations, net of income taxes	(7.8)	(4.5)	(14.1)	(10.9)

Net income (loss)	$(1,412.7)	$72.1	$(1,310.2)	$227.0

Diluted earnings (loss) per share:
Continuing operations	$(7.95)	$0.39	$(7.27)	$1.16
Discontinued operations	$(0.04)	$(0.02)	$(0.08)	$(0.05)

Net income (loss)	$(7.99)	$0.37	$(7.35)	$1.10

Weighted average common shares outstanding	176.7	197.5	178.2	205.6

Common shares outstanding, net of treasury stock, at September 30	176.9	183.9	176.9	183.9

(1)	The non-cash goodwill impairment charge is an estimate because we have not finalized the valuation of certain assets and liabilities. We expect to finalize this non-cash goodwill impairment amount during the fourth quarter of 2008, and any adjustment will be reflected in our results for the fourth quarter of 2008.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	$ Variance	% Variance	2008	2007	$ Variance	% Variance
Revenue:
New vehicle	$1,974.6	$2,634.4	$(659.8)	(25.0)	$6,335.4	$7,615.0	$(1,279.6)	(16.8)
Retail used vehicle	695.1	847.3	(152.2)	(18.0)	2,285.6	2,552.3	(266.7)	(10.4)
Wholesale	126.9	221.0	(94.1)	(42.6)	442.4	644.9	(202.5)	(31.4)

Used vehicle	822.0	1,068.3	(246.3)	(23.1)	2,728.0	3,197.2	(469.2)	(14.7)

Parts and service	612.1	642.7	(30.6)	(4.8)	1,895.6	1,919.0	(23.4)	(1.2)
Finance and insurance, net	119.3	150.9	(31.6)	(20.9)	398.8	445.2	(46.4)	(10.4)
Other	15.4	17.0	(1.6)		49.8	51.0	(1.2)

Total revenue	$3,543.4	$4,513.3	$(969.9)	(21.5)	$11,407.6	$13,227.4	$(1,819.8)	(13.8)

Gross profit:
New vehicle	$130.1	$186.1	$(56.0)	(30.1)	$418.9	$539.9	$(121.0)	(22.4)
Retail used vehicle	70.7	87.8	(17.1)	(19.5)	235.1	277.7	(42.6)	(15.3)
Wholesale	(2.7)	(0.8)	(1.9)		(4.0)	2.8	(6.8)

Used vehicle	68.0	87.0	(19.0)	(21.8)	231.1	280.5	(49.4)	(17.6)

Parts and service	265.8	281.1	(15.3)	(5.4)	824.2	839.9	(15.7)	(1.9)
Finance and insurance	119.3	150.9	(31.6)	(20.9)	398.8	445.2	(46.4)	(10.4)
Other	8.7	9.0	(0.3)		27.7	29.8	(2.1)

Total gross profit	591.9	714.1	(122.2)	(17.1)	1,900.7	2,135.3	(234.6)	(11.0)

Selling, general and administrative expenses	452.7	506.7	54.0	10.7	1,432.0	1,516.6	84.6	5.6

Depreciation and amortization	22.7	22.0	(0.7)		68.4	64.0	(4.4)
Goodwill impairment	1,610.0	—	(1,610.0)		1,610.0	—	(1,610.0)
Franchise rights impairment	141.4	—	(141.4)		146.5	1.0	(145.5)
Other expenses, net	2.8	0.1	(2.7)		3.2	0.6	(2.6)

Operating income (loss)	(1,637.7)	185.3	(1,823.0)		(1,359.4)	553.1	(1,912.5)
Floorplan interest expense	(19.8)	(32.9)	13.1		(66.2)	(96.4)	30.2
Other interest expense	(20.9)	(29.6)	8.7		(69.3)	(82.4)	13.1
Gain on senior note repurchases	12.1	—	12.1		12.1	—	12.1
Interest income	0.7	0.8	(0.1)		1.5	2.6	(1.1)
Other gains (losses), net	(2.3)	(0.9)	(1.4)		(2.9)	0.1	(3.0)

Income (loss) from continuing operations before income taxes	$(1,667.9)	$122.7	$(1,790.6)		$(1,484.2)	$377.0	$(1,861.2)

Retail vehicle unit sales:
New	65,698	86,191	(20,493)	(23.8)	210,606	247,524	(36,918)	(14.9)
Used	45,629	52,103	(6,474)	(12.4)	145,435	155,742	(10,307)	(6.6)

	111,327	138,294	(26,967)	(19.5)	356,041	403,266	(47,225)	(11.7)

Revenue per vehicle retailed:
New	$30,056	$30,565	$(509)	(1.7)	$30,082	$30,765	$(683)	(2.2)
Used	$15,234	$16,262	$(1,028)	(6.3)	$15,716	$16,388	$(672)	(4.1)

Gross profit per vehicle retailed:
New	$1,980	$2,159	$(179)	(8.3)	$1,989	$2,181	$(192)	(8.8)
Used	$1,549	$1,685	$(136)	(8.1)	$1,617	$1,783	$(166)	(9.3)
Finance and insurance	$1,072	$1,091	$(19)	(1.7)	$1,120	$1,104	$16	1.4

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Revenue mix percentages:
New vehicle	55.7	58.4	55.5	57.6
Used vehicle	23.2	23.7	23.9	24.2
Parts and service	17.3	14.2	16.6	14.5
Finance and insurance, net	3.4	3.3	3.5	3.4
Other	0.4	0.4	0.5	0.3

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	22.0	26.1	22.0	25.3
Used vehicle	11.5	12.2	12.2	13.1
Parts and service	44.9	39.4	43.4	39.3
Finance and insurance	20.2	21.1	21.0	20.8
Other	1.4	1.2	1.4	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.6	7.1	6.6	7.1
Used vehicle — retail	10.2	10.4	10.3	10.9
Parts and service	43.4	43.7	43.5	43.8
Total	16.7	15.8	16.7	16.1
Selling, general and administrative expenses	12.8	11.2	12.6	11.5
Operating income (loss)	NM	4.1	NM	4.2

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	76.5	71.0	75.3	71.0
Operating income (loss)	NM	25.9	NM	25.9

NM = Not Meaningful

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	$ Variance	% Variance	2008	2007	$ Variance	% Variance
Revenue:
Domestic	$1,199.9	$1,723.1	$(523.2)	(30.4)	$3,985.1	$5,076.6	$(1,091.5)	(21.5)
Import	1,412.5	1,703.4	(290.9)	(17.1)	4,471.3	4,911.6	(440.3)	(9.0)
Premium luxury	904.1	1,060.5	(156.4)	(14.7)	2,863.7	3,159.4	(295.7)	(9.4)
Corporate and other	26.9	26.3	0.6	2.3	87.5	79.8	7.7	9.6

Total revenue	$3,543.4	$4,513.3	$(969.9)	(21.5)	$11,407.6	$13,227.4	$(1,819.8)	(13.8)

*Segment income (loss) Domestic	$23.1	$54.2	$(31.1)	(57.4)	$92.8	$167.9	$(75.1)	(44.7)
Import	52.7	68.9	(16.2)	(23.5)	167.6	198.3	(30.7)	(15.5)
Premium luxury	43.3	55.7	(12.4)	(22.3)	145.6	167.7	(22.1)	(13.2)
Corporate and other	(1,776.6)	(26.4)	(1,750.2)		(1,831.6)	(77.2)	(1,754.4)

Total segment income (loss)	(1,657.5)	152.4	(1,809.9)		(1,425.6)	456.7	(1,882.3)

Add: Floorplan interest expense	19.8	32.9	(13.1)		66.2	96.4	(30.2)

Operating income (loss)	$(1,637.7)	$185.3	$(1,823.0)		$(1,359.4)	$553.1	$(1,912.5)

*	Segment income (loss) is defined as operating income net of floorplan interest expense

Retail new vehicle unit sales:
Domestic	19,561	30,353	(10,792)	(35.6)	65,879	88,090	(22,211)	(25.2)
Import	35,820	43,908	(8,088)	(18.4)	113,035	124,464	(11,429)	(9.2)
Premium luxury	10,317	11,930	(1,613)	(13.5)	31,692	34,970	(3,278)	(9.4)

	65,698	86,191	(20,493)	(23.8)	210,606	247,524	(36,918)	(14.9)

Brand Mix - New Vehicle Retail Units Sold
	Three Months Ended September 30,		Nine Months Ended September 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Domestic:
Ford, Lincoln-Mercury	13.0	14.8	13.6	15.5
Chevrolet, Pontiac, Buick, Cadillac, GMC	11.9	13.5	12.2	13.4
Chrysler, Jeep, Dodge	4.8	6.9	5.5	6.8

Domestic total	29.7	35.2	31.3	35.7

Import:
Honda	13.8	13.1	13.8	12.5
Toyota	20.7	20.3	21.0	20.3
Nissan	13.3	11.7	12.4	11.5
Other imports	6.7	5.8	6.4	6.0

Import total	54.5	50.9	53.6	50.3

Premium Luxury:
Mercedes	6.9	6.0	6.6	6.0
BMW	5.1	3.9	4.5	4.0
Lexus	2.4	2.6	2.7	2.7
Other premium luxury (Land Rover, Porsche)	1.4	1.4	1.3	1.3

Premium Luxury total	15.8	13.9	15.1	14.0

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Capital Expenditures / Stock Repurchases	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Capital expenditures	$55.7	$49.7	$97.2	$128.6
Acquisitions	$—	$3.4	$29.4	$4.2
Proceeds from exercises of stock options	$—	$3.3	$1.0	$91.9
Stock repurchases:
Aggregate purchase price	$—	$340.9	$54.1	$580.8
Shares repurchased (in millions)	—	18.2	3.8	29.3

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	Variance	2008	2007	Variance
Floorplan assistance earned (included in cost of sales)	$17.9	$27.3	$(9.4)	$58.2	$75.2	$(17.0)
Floorplan interest expense (new vehicles)	(18.4)	(32.8)	14.4	(63.9)	(96.2)	32.3

Net inventory carrying cost	$(0.5)	$(5.5)	$5.0	$(5.7)	$(21.0)	$15.3

Balance Sheet and Other Highlights
	September 30, 2008	December 31, 2007	September 30, 2007
Cash and cash equivalents	$60.8	$33.0	$29.2
Inventory	$1,967.5	$2,262.0	$2,169.9
Total floorplan notes payable	$1,899.1	$2,126.4	$1,981.4
Non-vehicle debt	$1,413.7	$1,775.8	$1,731.7
Equity	$2,127.8	$3,473.5	$3,476.8
New days supply (industry standard of selling days, including fleet)	62 days	52 days	48 days
Used days supply (trailing 30 days)	41 days	44 days	43 days

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended September 30,
	Net Income (Loss)		Diluted Earnings Per Share
	2008	2007	2008	2007
As reported	$(1,412.7)	$72.1	$(7.99)	$0.37
Discontinued operations, net of income taxes	7.8	4.5	$0.04	$0.02

From continuing operations, as reported	(1,404.9)	76.6	$(7.95)	$0.39

Impairment of goodwil and franchise rights	1,456.0	—	$8.24	$—
Gain on senior note repurchases	(7.4)	—	$(0.04)	$—
Income tax adjustments	—	(3.4)	$—	$(0.02)

Adjusted	$43.7	$73.2	$0.25	$0.37

	Nine Months Ended September 30,
	Net Income (Loss)		Diluted Earnings Per Share
	2008	2007	2008	2007
As reported	$(1,310.2)	$227.0	$(7.35)	$1.10
Discontinued operations, net of income taxes	14.1	10.9	$0.08	$0.05

From continuing operations, as reported	(1,296.1)	237.9	$(7.27)	$1.16

Impairment of goodwill and franchise rights	1,459.1	—	$8.19	$—
Gain on senior note repurchases	(7.3)	—	$(0.04)	$—
Stock compensation expense adjustment	3.2	—	$0.02	$—
Income tax adjustments	—	(12.0)	$—	$(0.06)

Adjusted	$158.9	$225.9	$0.89	$1.10

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2008	2007	$ Variance	% Variance	2008	2007	$ Variance	% Variance
Revenue:
New vehicle	$1,966.0	$2,634.4	$(668.4)	(25.4)	$6,306.5	$7,615.0	$(1,308.5)	(17.2)
Retail used vehicle	690.3	847.3	(157.0)	(18.5)	2,270.7	2,552.3	(281.6)	(11.0)
Wholesale	125.0	220.4	(95.4)	(43.3)	436.7	643.3	(206.6)	(32.1)

Used vehicle	815.3	1,067.7	(252.4)	(23.6)	2,707.4	3,195.6	(488.2)	(15.3)
Parts and service	609.5	642.7	(33.2)	(5.2)	1,884.8	1,919.0	(34.2)	(1.8)
Finance and insurance, net	118.7	150.9	(32.2)	(21.3)	397.1	445.2	(48.1)	(10.8)
Other	4.6	5.6	(1.0)	(17.9)	16.2	18.9	(2.7)	(14.3)

Total revenue	$3,514.1	$4,501.3	$(987.2)	(21.9)	$11,312.0	$13,193.7	$(1,881.7)	(14.3)

Gross profit:
New vehicle	$129.3	$186.1	$(56.8)	(30.5)	$416.3	$539.9	$(123.6)	(22.9)
Retail used vehicle	70.3	87.8	(17.5)	(19.9)	233.6	277.7	(44.1)	(15.9)
Wholesale	(3.2)	(1.4)	(1.8)		(5.5)	1.2	(6.7)

Used vehicle	67.1	86.4	(19.3)	(22.3)	228.1	278.9	(50.8)	(18.2)
Parts and service	264.0	280.3	(16.3)	(5.8)	817.6	838.2	(20.6)	(2.5)
Finance and insurance	118.7	150.9	(32.2)	(21.3)	397.1	445.2	(48.1)	(10.8)
Other	5.4	5.9	(0.5)		17.4	19.3	(1.9)

Total gross profit	$584.5	$709.6	$(125.1)	(17.6)	$1,876.5	$2,121.5	$(245.0)	(11.5)

Retail vehicle unit sales:
New	65,458	86,191	(20,733)	(24.1)	209,822	247,524	(37,702)	(15.2)
Used	45,382	52,103	(6,721)	(12.9)	144,690	155,742	(11,052)	(7.1)

	110,840	138,294	(27,454)	(19.9)	354,512	403,266	(48,754)	(12.1)

Revenue per vehicle retailed:
New	$30,035	$30,565	$(530)	(1.7)	$30,056	$30,765	$(709)	(2.3)
Used	$15,211	$16,262	$(1,051)	(6.5)	$15,694	$16,388	$(694)	(4.2)

Gross profit per vehicle retailed:
New	$1,975	$2,159	$(184)	(8.5)	$1,984	$2,181	$(197)	(9.0)
Used	$1,549	$1,685	$(136)	(8.1)	$1,614	$1,783	$(169)	(9.5)
Finance and insurance	$1,071	$1,091	$(20)	(1.8)	$1,120	$1,104	$16	1.4

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2008 (%)	2007 (%)	2008 (%)	2007 (%)
Revenue mix percentages:
New vehicle	55.9	58.5	55.8	57.7
Used vehicle	23.2	23.7	23.9	24.2
Parts and service	17.3	14.3	16.7	14.5
Finance and insurance, net	3.4	3.4	3.5	3.4
Other	0.2	0.1	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	22.1	26.2	22.2	25.4
Used vehicle	11.5	12.2	12.2	13.1
Parts and service	45.2	39.5	43.6	39.5
Finance and insurance	20.3	21.3	21.2	21.0
Other	0.9	0.8	0.8	1.0

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.6	7.1	6.6	7.1
Used vehicle — retail	10.2	10.4	10.3	10.9
Parts and service	43.3	43.6	43.4	43.7
Total	16.6	15.8	16.6	16.1

AUTONATION, INC.
KEY CREDIT AGREEMENT COVENANT COMPLIANCE CALCULATIONS
September 30, 2008

($ millions)

Income Statement information for the last twelve months
(October 1, 2007 - September 30, 2008):

Net income (loss) from continuing operations	$	(1,245.7)

Interest expense		187.8

Income tax provision (benefit)		(155.8)

Depreciation and amortization		94.7

Stock-based compensation expense (SFAS No. 123R)		21.5

Impairment charges (including goodwill, franchise rights, and long-lived assets)		1,761.1

EBITDA		663.6

Floorplan interest expense		(98.9)

Adjusted EBITDA		$564.7

As of September 30, 2008:

Funded indebtedness (primarily comprised of current and long-term debt and letters of credit)		1,497.5

Vehicle secured indebtedness (floorplan payables)		1,899.1

Funded indebtedness including floorplan		3,396.6

Shareholders’ equity		2,127.8

Total capitalization including floorplan		$5,524.4

Ratio of funded indebtedness/ Adjusted EBITDA		2.65
Covenant	less than	3.00

Ratio of funded indebtedness including floorplan/ Total capitalization including floorplan		61.5%
Covenant	less than	65.0%